Exhibit 99.1

Willow                                                      170 S. Warner Road
Financial                                                      Wayne, Pa 19087
    Bancorp___________________________________________________________________
                                                 Telephone No.: (610) 995-1785
                                                      Fax No.:  (610) 975-4365

Contact:
_______


Donna M. Coughey, CEO
Joseph T. Crowley, CFO
Telephone:  610-995-1700


FOR IMMEDIATE RELEASE
_____________________


          WILLOW FINANCIAL BANCORP, INC. ANNOUNCES SECOND QUARTER
        2007 STOCK AND CASH DIVIDENDS; TWO YEAR SHARE BUYBACK PLAN

           Board of Directors approves two- year buyback plan of up to 5% of outstanding shares


Wayne, Pennsylvania - (January 24, 2007) Willow Financial Bancorp, Inc.
(the "Company") (Nasdaq/Global Select Market: WFBC), the holding company for Willow Financial Bank (the "Bank"), today announced that its Board of Directors, at its January 23, 2007 meeting, declared a $0.12 cash dividend on each share of common stock of the Company, payable on February 23, 2007 to shareholders of record at the close of business on February 9, 2007. The Board of Directors also approved a 5% stock dividend payable February 23, 2007 to shareholders of record after the close of business on February 9, 2007. The cash dividend will be payable on the shares outstanding prior to the stock dividend.

The Company also announced that the Board of Directors has authorized a share buyback plan for up to 5% of outstanding shares over the next two years, effective February 10, 2007 when the current blackout period expires.

Donna Coughey, President and Chief Executive Officer of Willow Financial Bancorp said, "We believe that actions approved by the Board of Directors are consistent with the goal of enhancing long-term shareholder value in Willow Financial Bancorp. It is a testament to the Board's and senior management's continued confidence in the long-term financial performance for our Company. We believe the repurchase of shares represents the best use of capital at this time as the current share price does not properly value our Company based upon long-term earnings potential."

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About Willow Financial Bancorp:
_______________________________

Willow Financial Bancorp is the holding company for Willow Financial
Bank. Willow Financial Bank, founded in 1909, is a full-service, community-oriented bank, offering a broad array of deposit, loan and investment products for individuals and businesses. With 29 locations across Montgomery, Chester, Bucks and Philadelphia counties, Pennsylvania, Willow Financial Bank offers
its customers and clientele banking beyond the traditional   convenient
locations, extended hours, and the personal attention of a local bank   with
the products and services of a regional one.

To See What WillPower is Worth, please visit us at www.wfbonline.com.


Forward Looking Statements

The information contained in this press release may contain forward-looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder) which are not historical facts or as to Willow Financial Bancorp, Inc. management's intentions, plans, beliefs, expectations or opinions. Forward-looking statements may be identified by the use of words such as "believe", "expect", "anticipate", "intend", "plan", "estimate", "could", "may", "likely", "probably" or "possibly". These statements include, but are not limited to, statements regarding plans, objectives and expectations with respect to future operations and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Willow Financial Bancorp and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Actual results may differ materially from the anticipated results expressed in the forward-looking statements. Factors that may affect the Company's future operations are discussed in the documents filed by Willow Financial Bancorp with the Securities and Exchange Commission ("SEC") from time to time, including the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2006. Additional factors that may cause the results referenced in forward-looking statements to differ from actual results include general economic conditions and the interest rate yield curve, changes in deposit flows, changes in credit quality and legislative and regulatory changes, among other things. Copies of these documents may be obtained from Willow Financial Bancorp upon request without charge (except for the exhibits thereto) or can be accessed at the website maintained by the SEC at http://www.sec.gov. Willow Financial Bancorp undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.




















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